SUMMARY PROSPECTUS

March 24, 2023

Kurv Bank of America (BAC) 1.5x Long Daily ETF (Ticker: UBAC)

Principal U.S. Listing Exchange for the Fund: NYSE Arca, Inc.

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the fund online at www.kurvinvest.com. You can also get this information at no cost by calling 888-393-5878. The current prospectus and statement of additional information, dated March 24, 2022, are incorporated by reference into this summary prospectus. Information about the Fund’s net asset value per share, market price, premiums and discounts and bid-ask spreads can be found at www.kurvinvest.com.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

KURV BANK OF AMERICA (BAC) 1.5X LONG DAILY ETF (TICKER: UBAC) - SUMMARY

Important Information Regarding the Fund

The Kurv Bank of America (BAC) 1.5x Long Daily ETF (the “Fund”) seeks to replicate 1.5x times (150%) the daily percentage change of the common shares of Bank of America Corporation (“Bank of America”) (Fund ticker listed on NYSE: UBAC). Because the Fund aims to replicate the daily performance of Bank of America, it is very different from most other exchange-traded funds (“ETFs”). It is also riskier than alternatives that do not use leverage. The return for investors that invest for periods longer or shorter than a trading day should not be expected to be 150% the performance of Bank of America for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 150% the return of Bank of America for that period. Longer holding periods, higher volatility of Bank of America and leverage increase the impact of compounding on an investor’s returns. During periods of higher underlying stock volatility, the volatility of Bank of America may affect the Fund’s return as much as, or more than, the return of Bank of America.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (1.5x) investment results, understand the risks associated with the use of leverage, and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if Bank of America’s performance is flat, and it is possible that the Fund will lose money even if Bank of America’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks to replicate 1.5x times (150%), before fees and expenses, the performance of the Bank of America common stock while earning income from collateral posted in connection with the transactions to achieve the leverage.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(1)	0.25%
Total Annual Fund Operating Expenses(2)	1.24%
Fee Waiver(3)	0.09%
Total Annual Fund Operating Expenses after Fee Waiver and Reimbursement	1.15%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year.
(2)	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be 1.75% of Fund assets for the fiscal year ending May 31, 2023.
(3)	The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until May 31, 2024, so that the Total Annual Operating Expenses After Fee Waiver and Reimbursement (excluding: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser)) will not exceed 1.15% of average daily net assets. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. This agreement may be terminated only by the Board of Trustees on 60 days’ written notice to the adviser.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$117	$385

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund does not have any portfolio turnover because it has not yet launched.

Principal Investment Strategies

The Fund is an actively managed exchange traded fund that attempts to replicate 1.5x times (150%) the daily percentage change of the common shares of Bank of America by entering into a swap agreement on the Bank of America common stock. The Fund aims to achieve this replication for a single day. The Fund itself only replicates the daily leveraged return of Bank of America. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

The Fund will enter into one or more swap agreements with major financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on Bank of America. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the underlying stock, which is Bank of America.

In order to achieve its investment objective, the Fund will enter into swap agreements. At the end of each trading day, the swap notional exposure against the Underlying Stock will be approximately equal to 1.5x times the Fund’s net asset value.

To achieve a swap notional exposure equal to 1.5x times the Fund’s net asset value at the end of each trading day, the adviser will adjust the swap notional exposure daily by sending orders to the swap provider(s) for execution at close. Such transactions will result in trading fees to be paid by the Fund.

As a secondary strategy, the Fund seeks to earn income by investing in fixed-income securities including the following securities that will serve as margin or collateral or otherwise support the swaps positions: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as short-term bonds, commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality and/or (5) mortgage-related securities, including agency and non-agency mortgages, and “to be announced” or “TBA” mortgage-backed securities contracts. The Fund may also invest up to 25% of its assets in Bank of America.

Bank of America Corporation is a Delaware corporation, a bank holding company (“BHC”) and a financial holding company. As part of its efforts to streamline its organizational structure and reduce complexity and costs, Bank of America has reduced and intends to continue to reduce the number of its corporate subsidiaries, including through intercompany mergers.

Bank of America serves individual consumers, small- and middle-market businesses, institutional investors, large corporations and governments with a full range of banking, investing, asset management and other financial and risk management products and services. Bank of America is subject to an extensive regulatory framework applicable to BHCs, financial holding companies and banks and other financial services entities. U.S. federal regulation of banks, BHCs and financial holding companies is intended primarily for the protection of depositors and the Deposit Insurance Fund rather than for the protection of shareholders and creditors.

As a registered financial holding company and BHC, the Bank of America is subject to the supervision of, and regular inspection by, the Board of Governors of the Federal Reserve System. Bank of America’s U.S. bank subsidiaries organized as national banking associations are subject to regulation, supervision and examination by the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corporation and the Federal Reserve.

The Fund has adopted a policy to have at least 80% of its investment exposure to financial instruments with economic characteristics that should correspond to the specified long leveraged multiple times the performance of the Underlying Stock.

The Fund expects to use Cowen Financial Products LLC as its initial swap counterparty.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 150% of the return of the Bank of America Stock over the same period. The Fund will lose money if the Bank of America Stock’s performance is flat over time, and as a result of daily rebalancing, the Bank of America Stock’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Bank of America Stock’s performance increases over a period longer than a single day.

THE FUND, SHP ETF TRUST, AND KURV INVESTMENT MANAGEMENT LLC ARE NOT AFFILIATED WITH BANK OF AMERICA.

This prospectus relates only to the Fund shares offered hereby and is not a prospectus for the common stock or other securities of Bank of America. The common stock of Bank of America (BAC) is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by Bank of America pursuant to the Exchange Act can be located at the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding Bank of America may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all ETFs, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s NAV and performance.

Effects of Compounding and Market Volatility Risk: The Fund seeks to replicate the leveraged daily returns of Bank of America and the Fund’s performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is very likely to differ from Bank of America’s performance, before fees and expenses. Compounding affects all investments but has a more significant impact on funds that aims to replicate leverage daily returns. For a Fund aiming to seeking a leveraged return, if adverse daily performance of Bank of America reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of Bank of America increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.

The effect of compounding become pronounced as Bank of America volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of Bank of America during shareholder’s holding period of an investment in the Fund.

The chart below provides examples of how Bank of America volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Bank of America Stock volatility; b) Bank of America Stock’s performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) Bank of America Stock’s dividends. The chart below illustrates the impact of two principal factors – Bank of America Stock volatility and performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Bank of America Stock volatility and performance over a one-year period. Performance shown in the chart assumes that (i) there were no Fund expenses; and (ii) borrowing rates (needed to obtain a leveraged long exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be lower than those shown. Particularly during periods of higher Bank of America volatility, compounding will cause results for periods longer than a trading day to vary from the performance of Bank of America.

As shown in the chart below, the Fund would be expected to lose 2.3% if Bank of America provided no return over a one-year period during which Bank of America experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if Bank of America’s return is flat. For instance, if Bank of America’s annualized volatility is 100%, the Fund would be expected to lose 31.3% of its value, even if the cumulative Bank of America Stock return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 150% of the performance of Bank of America Stock and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 150% of the performance of the Bank of America Stock. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed.

One Year	150% One Year	Volatility
Return	Return	10%	25%	50%	75%	100%
-60%	-90%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%
-50%	-75%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%
-40%	-60%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%
-30%	-45%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%
-20%	-30%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%
-10%	-15%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%
0%	0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%
10%	15%	14.9%	12.7%	5.0%	-6.6%	-20.7%
20%	30%	31.0%	28.4%	19.7%	6.5%	-9.7%
30%	45%	47.7%	44.8%	35.0%	20.0%	1.9%
40%	60%	65.0%	61.8%	50.8%	34.1%	13.8%
50%	75%	83.0%	79.5%	67.3%	48.8%	26.3%
60%	90%	101.6%	97.7%	84.3%	63.9%	39.1%

Bank of America’s annualized historical volatility rate for the five year period ended December 31, 2022 was 31.8%. The Bank of America Stock’s highest volatility rate for any one calendar year for the five year period was 41.6% and volatility for a shorter period of time may have been substantially higher. The Bank of America Stock’s annualized performance for the five year ended December 31, 2022 was 4.5% (including reinvestment of eventual dividends). Historical volatility and performance are not indications of what the Bank of America Stock’s volatility and performance will be in the future. The volatility of instruments that reflect the value of Bank of America, such as swaps, may differ from the volatility of the Bank of America Stock.

Leverage Risk. The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of Bank of America Stock will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 1.5% for every 1% daily decline in the Bank of America Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event the Bank of America Stock declines more than 67%. Leverage will also have the effect of magnifying any differences in the Fund performance’s correlation with the Bank of America Stock.

Due to the limited availability of necessary investments or financial instruments, the Fund could, among other things, as a defensive measure, limit or suspend creations or redemptions of Creation Units until the Adviser determines that the requisite exposure to the Bank of America Stock is obtainable. During the period that creation or redemptions are affected, the Fund’s shares could trade at a significant premium or discount to their net asset value or the bid-ask spread of the Fund’s shares could widen significantly. In the case of a period during which creations are suspended, the Fund could experience significant redemptions, which may cause the Fund to sell portfolio securities at unfavorable prices and increased transaction and other costs and make greater taxable distributions to shareholders of the Fund.

Bank of America Security Risk. Bank of America is subject to risks related to financial markets and general economic, political and social conditions in the U.S. and abroad, including the level and volatility of interest rates, unexpected changes in market financing conditions, gross domestic product (GDP) growth, inflation, consumer spending, employment levels, energy prices, home prices, bankruptcies, fluctuations or other significant changes in both debt and equity capital markets and currencies, liquidity of the global financial markets, the growth of global trade and commerce, trade policies, the availability and cost of capital and credit, investor sentiment and confidence, and the sustainability of economic growth all affect its business.

Uncertainties surrounding fiscal and monetary policies present economic challenges. Actions taken by the Federal Reserve, including the planned reduction in its balance sheet, and other central banks are beyond its control and difficult to predict and can affect interest rates and the value of financial instruments and other assets, such as debt securities and mortgage servicing rights (MSRs), and impact its borrowers, potentially increasing delinquency rates.

Changes to existing U.S. laws and regulatory policies including those related to financial regulation, taxation, international trade, fiscal policy and healthcare may adversely impact Bank of America. For example, significant fiscal policy initiatives, may increase uncertainty surrounding the formulation and direction of U.S. monetary policy, and volatility of interest rates. Higher U.S. interest rates relative to other major economies could increase the likelihood of a more volatile and appreciating U.S. dollar. Changes to certain trade policies or measures could upset financial markets, and disrupt world trade and commerce. These developments could adversely affect Bank of America’s consumer and commercial businesses, its securities and derivatives portfolios, its level of charge-offs and provision for credit losses, the carrying value of its deferred tax assets, its capital levels and liquidity and the costs of running its business, and its results of operations. Increased market volatility and adverse changes in other financial or capital market conditions may increase its market risk.

Bank of America’s liquidity, competitive position, business, results of operations and financial condition are affected by market risks such as changes in interest and currency exchange rates, equity and futures prices, the implied volatility of interest rates, credit spreads and other economic and business factors. These market risks may adversely affect, among other things, (i) the value of its on- and off-balance sheet securities, trading assets, other financial instruments and MSRs, (ii) the cost of debt capital and its access to credit markets, (iii) the value of assets under management, (iv) fee income relating to assets under management, (v) customer allocation of capital among investment alternatives, (vi) the volume of client activity in its trading operations, (vii) investment banking fees, (viii) the general profitability and risk level of the transactions in which it engages and (ix) its competitiveness with respect to deposit pricing. For example, the value of certain of Bank of America’s assets is sensitive to changes in market interest rates.

Bank of America may incur losses if the value of certain assets declines, including due to changes in interest rates and prepayment speeds. If Bank of America is unable to access the capital markets, continue to maintain deposits, or its borrowing costs increase, its liquidity and competitive position will be negatively affected. Adverse changes to its credit ratings from the major credit rating agencies could significantly limit its access to funding or the capital markets, increase its borrowing costs, or trigger additional collateral or funding requirements.

Bank of America is a holding company and it depends upon its subsidiaries for liquidity, including the ability to pay dividends to shareholders and to fund payments on other obligations. Applicable laws and regulations, including capital and liquidity requirements, and actions taken pursuant to its resolution plan could restrict its ability to transfer funds from subsidiaries to Bank of America or other subsidiaries. In the event of its resolution under the single point of entry resolution strategy, such resolution could materially adversely affect its liquidity and financial condition and the ability to pay dividends to shareholders and to pay obligations. Economic or market disruptions, insufficient credit loss reserves or concentration of credit risk may result in an increase in the provision for credit losses, which could have an adverse effect on its financial condition and results of operations.

If the U.S. housing market weakens, or home prices decline, Bank of America’s consumer loan portfolios, credit quality, credit losses, representations and warranties exposures, and earnings may be adversely affected. Its derivatives businesses may expose the company to unexpected risks and potential losses. It is subject to numerous political, economic, market, reputational, operational, legal, regulatory and other risks in the non-U.S. jurisdictions in which it operates.

A failure in or breach of Bank of America’s operational or security systems or infrastructure, or those of third parties, could disrupt its businesses, and adversely impact its results of operations, liquidity and financial condition, as well as cause legal or reputational harm. A cyber-attack, information or security breach, or a technology failure of its or of a third party could adversely affect its ability to conduct its business, manage its exposure to risk or expand its businesses, result in the disclosure or misuse of confidential or proprietary information, increase its costs to maintain and update its operational and security systems and infrastructure, and adversely impact its results of operations, liquidity and financial condition, as well as cause legal or reputational harm. Mortgage loan repurchase obligations or claims from third parties could result in additional losses.

Failure to satisfy Bank of America’s obligations as servicer for residential mortgage securitizations, along with other losses it could incur in its capacity as servicer, and foreclosure delays and/or investigations into its residential mortgage foreclosure practices could cause losses. Bank of America subject to comprehensive government legislation and regulations, both domestically and internationally, which impact its operating costs, and could require Bank of America to make changes to its operations and result in an adverse impact on its results of operations. Additionally, these regulations and uncertainty surrounding the scope and requirements of the final rules implementing recently enacted and proposed legislation, as well as certain settlements and consent orders it has entered into, have increased and could continue to increase its compliance and operational risks and costs.

Bank of America is subject to significant financial and reputational risks from potential liability arising from lawsuits, and regulatory and government action.

U.S. federal banking agencies may require Bank of America to increase its regulatory capital, total loss absorbing capacity, long-term debt or liquidity requirements, which could result in the need to issue additional qualifying securities or to take other actions, such as to sell company assets.

Damage to its reputation could harm Bank of America’s businesses, including its competitive position and business prospects.

It faces significant and increasing competition in the financial services industry. Reforms to and uncertainty regarding LIBOR and certain other indices may adversely affect it business.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset or rate. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Equity Risk. The net asset value of the Fund will fluctuate based on changes in the value of the U.S. equity securities held by the Fund.  Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Exchange Traded Fund Structure Risk. The Fund is structured as an exchange traded fund and as a result is subject to special risks, including:

●	The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

●	In times of market stress, market makers may step away from their role market making in shares of exchange traded funds and in executing trades, which can lead to differences between the market value of Fund shares and the Fund’s NAV.

●	In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s NAV.

●	An active trading market for the Fund’s shares may not be developed or maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

Financials Sector Risk. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted.

Fixed Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Management Risk. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular security or derivative in which the Fund invests may prove to be incorrect and may not produce the desired results.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects.

Mortgage-Related Securities Risk. The Fund may invest in mortgage-related and asset backed securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. A Fund also may invest in debt securities which are secured with collateral consisting of mortgage-related securities.

The 2008 financial downturn, particularly the increase in delinquencies and defaults on residential mortgages, falling home prices, and unemployment, adversely affected the market for mortgage-related securities. In addition, various market and governmental actions may impair the ability to foreclose on or exercise other remedies against underlying mortgage holders, or may reduce the amount received upon foreclosure. These factors have caused certain mortgage-related securities to experience lower valuations and reduced liquidity. There is also no assurance that the U.S. government will take action to support the mortgage-related securities industry, as it has in the past, should the economy experience another downturn. Further, future government actions may significantly alter the manner in which the mortgage-related securities market functions. Each of these factors could ultimately increase the risk that the Fund could realize losses on mortgage-related securities.

New Adviser Risk. The Adviser has not previously managed an ETF. ETFs and their advisers are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the adviser’s management of other types of individual and institutional accounts. As a result, investors do not have a long-term track record of managing a mutual fund from which to judge the Adviser and the Adviser may not achieve the intended result in managing the Fund.

New Fund Risk. The Funds are new funds, with no operating history, which may result in additional risks for investors in the Funds. There can be no assurance that these Funds will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Funds. While shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

Non-Diversified Risk. The Fund’s portfolio focuses on the Bank of America Stock and will be subject to greater potential for volatility than a diversified fund.

Swap Risk. Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses.

US Treasury Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. The Fund may be subject to such risk to the extent it invests in securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises.

Performance:

Because the Fund has not yet launched, the performance section is omitted. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.

Investment Adviser: Kurv Investment Management LLC

Sub-Adviser: NEOS Investment Management, LLC

Portfolio Managers: Garrett Paolella (since inception), Troy Cates (since inception) and Ryan Houlton (since inception), each of whom is employed by the Sub-Adviser, serve as portfolio managers for the Fund.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.kurvinvest.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

Investment Company Act file no. 811-23645.